   As filed with the Securities and Exchange Commission on January 27, 1998

                                                  Registration No. 333-_________

--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                              -------------------

                                    FORM S-8

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                             MCLEODUSA INCORPORATED
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

            DELAWARE                                    42-1407240
            --------                                    ----------
(State or other jurisdiction                (I.R.S. employer identification no.)
of incorporation or organization)

                           MCLEODUSA TECHNOLOGY PARK
                        6400 C Street, SW, P.O. Box 3177
                          Cedar Rapids, Iowa 52406-3177
                     --------------------------------------
                    (Address of principal executive offices)

               McLeodUSA Incorporated 401(k) Profit Sharing Plan
                    ILLINOIS CONSOLIDATED TELEPHONE COMPANY
                      LONG-TERM SAVINGS PLAN FOR SALARIED
                            AND AFFILIATED EMPLOYEES
         -------------------------------------------------------------
                           (Full title of the plans)

                                CLARK E. MCLEOD
                      Chairman and Chief Executive Officer
                             MCLEODUSA INCORPORATED
                           McLeodUSA Technology Park
                        6400 C Street, SW, P.O. Box 3177
                         CEDAR RAPIDS, IOWA 52406-3177
                                 (319) 364-0000
 -----------------------------------------------------------------------------
(Name, address and telephone number, including area code, of agent for service)

                                    Copy to:
                         JOSEPH G. CONNOLLY, JR., ESQ.
                             HOGAN & HARTSON L.L.P.
                          555 THIRTEENTH STREET, N.W.
                            WASHINGTON, D.C.  20004
                                 (202) 637-5600

                        CALCULATION OF REGISTRATION FEE


========================================================================================================================

                                                     Proposed                 Proposed
      Title of securities        Amount to be    maximum offering        maximum aggregate             Amount of
       to be registered          registered      price per share (1)     offering  price (1)       registration fee (1)

------------------------------------------------------------------------------------------------------------------------
CLASS A COMMON STOCK, PAR
 VALUE $.01                      1,000,000          $  36.80                  $ 36,800,000               $ 10,856

========================================================================================================================

(1) Estimated pursuant to Rule 457(c) and (h) solely for purposes of calculating the amount of the registration fee, based on the average of the high and low prices per share of McLeodUSA Incorporated Class A Common Stock, par value $.01 per share, on January 22, 1998, as reported on the Nasdaq National Market.

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

          The documents containing the information specified in Part I will be separately sent or given to employees as specified by Rule 428(b)(1) of the Securities Act of 1933, as amended (the "Securities Act"). In accordance with the instructions to Part I of Form S-8, such documents will not be filed with the Securities and Exchange Commission (the "Commission") either as part of this Registration Statement or as prospectuses or prospectus supplements pursuant to Rule 424 of the Securities Act.

                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.   Incorporation of Documents by Reference.

          McLeodUSA Incorporated (the "Registrant") hereby incorporates by reference into this Registration Statement the following documents filed by it with the Commission:

          (a) The Registrant's prospectus, dated December 1, 1997, filed with the Commission pursuant to Rule 424(b) under the Securities Act and which contains audited financial statements for the fiscal year ended December 31, 1996;

          (b) All other reports filed with the Commission pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act") since December 31, 1996; and

          (c) The description of the Registrant's Class A Common Stock, $.01 par value per share (the "Class A Common Stock"), contained in the Registrant's Registration Statement on Form 8-A filed with the Commission on May 24, 1996.

          In addition, all documents and reports filed by the Registrant pursuant to Sections 13(a), 13(c), 14, or 15(d) of the Exchange Act, subsequent to the date hereof and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be part hereof from the date of filing of such documents or reports. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

          To the extent that any proxy statement is incorporated by reference herein, such incorporation shall not include any information contained in such proxy statement which is not, pursuant to the Commission's rules, deemed to be "filed" with the Commission or subject to the liabilities of Section 18 of the Exchange Act.

ITEM 4.   DESCRIPTION OF SECURITIES.

          Not applicable (the Class A Common Stock is registered under Section 12 of the Exchange Act).

ITEM 5.   INTERESTS OF NAMED EXPERTS AND COUNSEL.

          Not applicable.

ITEM 6.   INDEMNIFICATION OF DIRECTORS AND OFFICERS.

          Under Section 145 of the Delaware General Corporation Law ("DGCL"), a corporation may indemnify its directors, officers, employees and agents and its former directors, officers, employees and agents and those who serve, at the corporation's request, in such capacities with another enterprise, against expenses (including attorneys' fees), as well as judgments, fines and settlements in nonderivative lawsuits, actually and reasonably incurred in connection with the defense of any action, suit or proceeding in which they or any of them were or are made parties or threatened to be made parties by reason of their serving or having served in such capacity. The DGCL provides, however, that such person must have acted in good faith and in a manner such person reasonably believed to be in (or not opposed to) the best interests of the corporation and, in the case of a criminal action, such person must have had no reasonable cause to believe his or her conduct was unlawful. In addition, the DGCL does not permit indemnification in any action or suit by or in the right of the corporation, where such person has been adjudged liable to the corporation, unless, and only to the extent that, a court determines that such person fairly and reasonably is entitled to indemnity for costs the court deems proper in light of liability adjudication. Indemnity is mandatory to the extent a claim, issue or matter has been successfully defended.

          The Registrant's Amended and Restated Certificate of Incorporation (the "Restated Certificate") provides that no director of the Registrant shall be liable for breach of fiduciary duty as a director except for (1) any breach of the directors' duty of loyalty to the Registrant or its stockholders; (2) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law; (3) liability under Section 174 of the DGCL; or
(4) any transaction from which the director derived an improper personal benefit. The Restated Certificate also provides for the indemnification of directors and officers to the fullest extent permitted by the DGCL. Under the Amended and Restated Bylaws of the Registrant, the Registrant is required to advance expenses incurred by an officer or director in defending any such action if the director or officer undertakes to repay such amount if it is determined that the director or officer is not entitled to indemnification. In addition, the Registrant has entered into indemnity agreements with each of its directors pursuant to which the Registrant has agreed to indemnify the directors as permitted by the DGCL. The Registrant has obtained directors and officers liability insurance against certain liabilities, including liabilities under the Securities Act.

                            *          *          *

          Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that, in the opinion of the Commission, such indemnification is against public policy as expressed in the Securities Act and therefore is unenforceable. In the event that a claim for indemnification against such liabilities (other than for the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.


ITEM 7.   EXEMPTION FROM REGISTRATION CLAIMED.

          Not applicable.

ITEM 8.   EXHIBITS.

          Exhibit
          Number   Description
          ------   -----------
          4.1      Amended and Restated Certificate of Incorporation of the
                   Registrant (filed as Exhibit 3.1 to Registration Statement on Form S-1, File No. 333-3112 (the "Initial Form S-1"), and
                   incorporated herein by reference).

          4.2 Certificate of Amendment of Amended and Restated Certificate of Incorporation of the Registrant (filed as Exhibit 3.3 to Registration Statement on Form S-4, File No. 333-27647 (the
                   "July 1997 Form S-4"), and incorporated herein by reference).

          4.3      Amended and Restated Bylaws of the Registrant (filed as
                   Exhibit 3.2 to Registration Statement on Form S-1, File No.
                   333-13885 (the "November 1996 Form S-1"), and incorporated herein by reference).

          4.4      Form of Class A Common Stock Certificate (filed as Exhibit
                   4.1 to the Initial Form S-1 and incorporated herein by reference).

          4.5 Investor Agreement dated as of April 1, 1996 by and among the Registrant, IES Investments Inc., Midwest Capital Group
                   Inc., MWR Investments Inc., Clark E. and Mary E. McLeod, and certain other stockholders named therein (filed as Exhibit
                   4.8 to the Initial Form S-1 and incorporated herein by reference).

          4.6      Amendment No. 1 to Investor Agreement dated as of October 23,
                   1996 by and among the Registrant, IES Investments Inc.,
                   Midwest Capital Group Inc., MWR Investments Inc. and Clark
                   E. and Mary E. McLeod (filed as Exhibit 4.3 to the November
                   1996 Form S-1 and incorporated herein by reference).

          4.7      Stockholders' Agreement dated June 14, 1997 among the
                   Registrant, IES Investments Inc., Midwest Capital Group,
                   Inc., MWR Investments Inc., Clark E. McLeod, Mary E. McLeod and Richard A.

                   Lumpkin on behalf of each of the shareholders of Consolidated Communications Inc. listed in Schedule I thereto (filed as Exhibit 4.12 to the July 1997 Form S-4 and incorporated herein by reference).

          4.8      Amendment No. 1 to Stockholders' Agreement dated as of
                   September 19, 1997 by and among the Registrant, IES
                   Investments Inc., Midwest Capital Group, Inc., MWR
                   Investments Inc., Clark E. McLeod, Mary E. McLeod and
                   Richard A. Lumpkin on behalf of each of the shareholders of Consolidated Communications Inc. listed in Schedule I thereto (filed as Exhibit 4.1 to the Quarterly Report on Form 10-Q, File No. 0-20763, filed with the Commission on
                   November 14, 1997 and incorporated herein by reference).

          4.9 McLeodUSA Incorporated 401(k) Profit Sharing Plan, effective as of January 1, 1997.

          4.10     Illinois Consolidated Telephone Company Long-Term Savings
                   Plan for Salaried and Affiliated Employees, as amended and restated, effective January 1, 1989, First Amendment thereto, effective March 7, 1995, Amendment II thereto, effective March 5, 1996 and Amendment III thereto, effective
                   January 1, 1998.

          5.1      Opinion of Hogan & Hartson L.L.P.

          23.1     Consents of McGladrey & Pullen, LLP.

          23.2     Consent of Arthur Andersen LLP.

          23.3     Consent of Hogan & Hartson L.L.P. (included in Exhibit 5.1).

          24.1     Power of Attorney (included on signature page).

          99.1 Form of Indemnity Agreement between the Registrant and certain officers and directors of the Registrant (filed as Exhibit 10.57 to the Initial Form S-1 and incorporated herein by reference).

ITEM 9.   UNDERTAKINGS.

          The undersigned Registrant hereby undertakes:

          (a) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                        (i) To include any prospectus required by Section
               10(a)(3) of the Securities Act;

                        (ii) To reflect in the prospectus any facts or events
               arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement;

                        (iii) To include any material information with respect
               to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

               Provided, however, that paragraphs (a)(i) and (a)(ii) do not apply if the Registration Statement is on Form S-3 or Form S-8, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the Registration Statement.

          (b) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (c) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

          The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          The undertaking concerning indemnification is set forth under the response to Item 6.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cedar Rapids, State of Iowa, on January 27, 1998.

                             McLEODUSA INCORPORATED


                             By:  /s/ Clark E. McLeod
                                 -------------------------------------
                                 Clark E. McLeod
                                 Chairman and Chief Executive Officer


                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Clark E. McLeod, Stephen C. Gray and Blake O. Fisher, Jr., jointly and severally, each in his own capacity, as true and lawful attorneys-in-fact, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to this Registration Statement (including post-effective amendments), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons, in the capacities indicated below, on January 27, 1998.

          SIGNATURE                           TITLE


/s/ Clark E. McLeod
-----------------------------               Chairman, Chief Executive Officer
    Clark E. McLeod                         and Director (Principal Executive
                                            Officer)

/s/ Richard A. Lumpkin
-----------------------------               Vice Chairman and Director
    Richard A. Lumpkin


/s/ Stephen C. Gray
-----------------------------               President, Chief Operating Officer
    Stephen C. Gray                         and Director

/s/ Blake O. Fisher, Jr.
-----------------------------               Chief Financial Officer, Executive
    Blake O. Fisher, Jr.                    Vice President, Corporate
                                            Administration,
                                            Treasurer and Director (Principal
                                            Financial Officer)
/s/ Robert J. Currey
-----------------------------               Group President, Telecommunications
    Robert J. Currey                        Services and Director


/s/ Joseph H. Ceryanec
-----------------------------               Vice President, Finance, Corporate
    Joseph H. Ceryanec                      Controller and Principal
                                            Accounting Officer(Principal
                                            Accounting Officer)

/s/ Ronald W. Stepien
-----------------------------               Director
    Ronald W. Stepien


/s/ Thomas M. Collins
-----------------------------               Director
    Thomas M. Collins



-----------------------------               Director
    Paul D. Rhines


/s/ Lee Liu
-----------------------------               Director
    Lee Liu

                                 EXHIBIT INDEX

       Exhibit
       Number                                      Description
       -------                                     -----------
          4.1  Amended and Restated Certificate of Incorporation of the Registrant (filed as
               Exhibit 3.1 to Registration Statement on Form S-1, File No. 333-3112 (the
               "Initial Form S-1"), and incorporated herein by reference).
          4.2  Certificate of Amendment of Amended and Restated Certificate of Incorporation of
               the Registrant (filed as Exhibit 3.3 to Registration Statement on Form S-4, File
               No. 333-27647 (the "July 1997 Form S-4"), and incorporated herein by reference).
          4.3  Amended and Restated Bylaws of the Registrant (filed as Exhibit 3.2 to
               Registration Statement on Form S-1, File No. 333-13885 (the "November 1996 Form
               S-1"), and incorporated herein by reference).
          4.4  Form of Class A Common Stock Certificate (filed as Exhibit 4.1 to the Initial
               Form S-1 and incorporated herein by reference).
          4.5  Investor Agreement dated as of April 1, 1996 by and among the Registrant, IES
               Investments Inc., Midwest Capital Group Inc., MWR Investments Inc., Clark E. and
               Mary E. McLeod, and certain other stockholders named therein (filed as Exhibit
               4.8 to the Initial Form S-1 and incorporated herein by reference).
          4.6  Amendment No. 1 to Investor Agreement dated as of October 23, 1996 by and among the Registrant, IES Investments Inc., Midwest Capital Group Inc., MWR Investments
               Inc. and Clark E. and Mary E. McLeod (filed as Exhibit 4.3 to the November 1996
               Form S-1 and incorporated herein by reference).
          4.7  Stockholders' Agreement dated June 14, 1997 among the Registrant, IES Investments
               Inc., Midwest Capital Group, Inc., MWR Investments Inc., Clark E. McLeod, Mary E.
               McLeod and Richard A. Lumpkin on behalf of each of the shareholders of
               Consolidated Communications Inc. listed in Schedule I thereto (filed as Exhibit
               4.12 to the July 1997 Form S-4 and incorporated herein by reference).
          4.8  Amendment No. 1 to Stockholders' Agreement dated as of September 19, 1997 by and among the Registrant, IES Investments Inc., Midwest Capital Group, Inc., MWR
               Investments Inc., Clark E. McLeod, Mary E. McLeod and Richard A. Lumpkin on
               behalf of each of the shareholders of Consolidated Communications Inc. listed in
               Schedule I thereto (filed as Exhibit 4.1 to the Quarterly Report on Form 10-Q,
               File No. 0-20763, filed with the Commission on November 14, 1997 and incorporated herein by reference).
          4.9  McLeodUSA Incorporated 401(k) Profit Sharing Plan, effective as of January 1, 1997.

         4.10  Illinois Consolidated Telephone Company Long-Term Savings Plan for Salaried and
               Affiliated Employees, as amended and restated, effective January 1, 1989, First
               Amendment thereto, effective March 7, 1995, Amendment II thereto, effective
               March 5, 1996 and Amendment III thereto, effective January 1, 1998.
         5.1   Opinion of Hogan & Hartson L.L.P.
         23.1  Consents of McGladrey & Pullen, LLP.
         23.2  Consent of Arthur Andersen LLP.
         23.3  Consent of Hogan & Hartson L.L.P. (included in Exhibit 5.1).
         24.1  Power of Attorney (included on signature page).
         99.1  Form of Indemnity Agreement between the Registrant and certain officers and directors of the Registrant (filed as Exhibit 10.57 to the Initial Form S-1 and incorporated herein by reference).